UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

EngageSmart, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of EngageSmart, Inc. (“the Company”) with a definitive proxy statement related to a proposed transaction in which Icefall Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Icefall Parent, LLC, an affiliate of Vista Equity Partners (“Parent”), will be merged with and into the Company, with the Company being the surviving corporation and continuing as an indirect wholly owned subsidiary of Parent (the “Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated October 23, 2023, among the Company, Parent and Merger Sub.

This Schedule 14A filing consists of the following documents relating to the Proposed Transaction:

•	Press Release of EngageSmart, Inc. issued November 23, 2023

*        *        *

Cautionary Statement Regarding Forward-Looking Statements

This Schedule 14A includes certain “forward-looking statements” within the meaning of the federal securities laws, including statements related to the proposed merger of the Company with Vista (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of affiliates of Vista to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) litigation relating to the Transaction that has been or could be instituted against Vista, General Atlantic, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the proxy statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the Transaction, the Company has filed with the SEC a preliminary proxy statement. The Company will file with the SEC a definitive proxy statement, which will be sent or provided to Company stockholders prior to the special meeting of stockholders. The Company and affiliates of the Company have jointly filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the Transaction. This Schedule 14A is not a substitute for the proxy statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement, Schedule 13E-3 and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.investors.EngageSmart.com or by contacting the Company’s Investor Relations Team at IR@engagesmart.com.

The Transaction will be implemented solely pursuant to the Merger Agreement dated as of October 23, 2023, among the Company, Icefall Parent, LLC and Icefall Merger Sub, Inc., which contains the full terms and conditions of the Transaction.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement, which was filed with the SEC on November 20, 2023, in the section captioned “Special Factors—Interests of EngageSmart’s Directors and Executive Officers in the Merger” and will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the Transaction (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

EngageSmart Announces Expiration of “Go-Shop” Period

Transaction Is Expected to Close in the First Quarter of 2024

BOSTON – November 23, 2023 – EngageSmart, Inc. (NYSE: ESMT) (“EngageSmart” or “the Company”), a leading provider of vertically tailored customer engagement software and integrated payments solutions, today announced the expiration of the 30-day “go-shop” period under the terms of the previously announced definitive merger agreement, pursuant to which an affiliate of Vista Equity Partners [link to: https://www.vistaequitypartners.com/?utm_source=newswire&&utm_medium=press_release&&utm_campaign=press release&&utm_term=Q4Y22] (“Vista”), a leading global investment firm focused exclusively on enterprise software, data and technology-enabled businesses, will acquire EngageSmart for $23.00 per share in cash. The “go-shop” period expired at 11:59 p.m. ET on November 22, 2023.

Pursuant to the definitive merger agreement, EngageSmart and its representatives had the right to solicit and consider alternative acquisition proposals from third parties during the “go-shop” period. EngageSmart did not receive any alternative acquisition proposals from any third party during the “go-shop” period.

The transaction is expected to close in the first quarter of 2024, subject to customary closing conditions and receipt of customary regulatory approvals, as well as the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock held by stockholders other than affiliates of General Atlantic, L.P. (“General Atlantic”) and certain officers of the Company. Upon completion of the transaction, EngageSmart will become a privately held company, affiliates of Vista will hold approximately 65% of the outstanding equity, and affiliates of General Atlantic, a leading global investor, will hold approximately 35% of the outstanding equity.

Advisors

Evercore is acting as financial advisor to the Special Committee, and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel to the Special Committee.

Goldman Sachs & Co. LLC is acting as exclusive financial advisor to EngageSmart.

Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal counsel to General Atlantic.

BofA Securities and J.P. Morgan Securities LLC are serving as financial advisors to Vista, and Kirkland & Ellis LLP is acting as legal counsel to Vista.

About EngageSmart

EngageSmart is a leading provider of vertically tailored customer engagement software and integrated payments solutions. At EngageSmart, our mission is to simplify customer and client engagement to allow our customers to focus resources on initiatives that improve their businesses and better serve their communities. EngageSmart offers single instance, multi-tenant, true Software-as-a-Service (“SaaS”) vertical solutions, including SimplePractice, InvoiceCloud and DonorDrive, that are designed to simplify our customers’ engagement with their clients by driving digital adoption and self-service. As of September 30, 2023, EngageSmart serves 116,200 customers in the SMB Solutions segment and 3,400 customers in the Enterprise Solutions segment across several core verticals: Health & Wellness, Government, Utilities, Financial Services and Giving. For more information, visit www.engagesmart.com and follow us on LinkedIn.

About Vista Equity Partners

Vista is a leading global investment firm with more than $101 billion in assets under management as of June 30, 2023. The firm exclusively invests in enterprise software, data and technology-enabled organizations across private equity, permanent capital, credit and public equity strategies, bringing an approach that prioritizes creating enduring market value for the benefit of its global ecosystem of investors, companies, customers and employees. Vista’s investments are anchored by a sizable long-term capital base, experience in structuring technology-oriented transactions and proven, flexible management techniques that drive sustainable growth. Vista believes the transformative power of technology is the key to an even better future – a healthier planet, a smarter economy, a diverse and inclusive community and a broader path to prosperity. Further information is available at vistaequitypartners.com [link to:
https://www.vistaequitypartners.com/?utm_source=newswire&utm_medium=press_release&utm_campaign=press%20release&utm_term=Q4Y22]. Follow Vista on LinkedIn, @Vista Equity Partners, [link to:
https://cts.businesswire.com/ct/CT?id=smartlink&url=https%3A%2F%2Fwww.linkedin.com%2Fcompany%2Fvista-equity-partners%2F&esheet=
52571063&newsitemid=20220131005328&lan=en-US&anchor=%40Vista+Equity+Partners&index=4&md5=d50d52cc89d19f3c07eeef1949277423] and on X, @Vista_Equity [link to:
https://cts.businesswire.com/ct/CT?id=smartlink&url=https%3A%2F%2Ftwitter.com%2Fvista_equity%3Flang%3Den&esheet=52571063
&newsitemid=20220131005328&lan=en-US&anchor=%40Vista_Equity&index=5&md5=4d45d8bcf810be1e3acc5a6696003415].

About General Atlantic

General Atlantic is a leading global investor with more than four decades of experience providing capital and strategic support for over 500 growth companies throughout its history. Established in 1980 to partner with visionary entrepreneurs and deliver lasting impact, the firm combines a collaborative global approach, sector specific expertise, a long-term investment horizon and a deep understanding of growth drivers to partner with great entrepreneurs and management teams to scale innovative businesses around the world. General Atlantic has more than $77 billion in assets under management inclusive of all products as of September 30, 2023, and more than 280 investment professionals based in New York, Amsterdam, Beijing, Hong Kong, Jakarta, London, Mexico City, Miami, Mumbai, Munich, San Francisco, São Paulo, Shanghai, Singapore, Stamford and Tel Aviv. For more information on General Atlantic, please visit: www.generalatlantic.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of the federal securities laws, including statements related to the proposed merger of the Company with Vista (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of affiliates of Vista to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) litigation relating to the Transaction that has been or could be instituted against Vista, General Atlantic, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the proxy statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the Transaction, the Company has filed with the SEC a preliminary proxy statement. The Company will file with the SEC a definitive proxy statement, which will be sent or provided to Company stockholders prior to the special meeting of stockholders. The Company and affiliates of the Company have jointly filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The

Company may also file other documents with the SEC regarding the Transaction. This communication is not a substitute for the proxy statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement, Schedule 13E-3 and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.investors.EngageSmart.com or by contacting the Company’s Investor Relations Team at IR@engagesmart.com.

The Transaction will be implemented solely pursuant to the Merger Agreement dated as of October 23, 2023, among the Company, Icefall Parent, LLC and Icefall Merger Sub, Inc., which contains the full terms and conditions of the Transaction.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement, which was filed with the SEC on November 20, 2023, in the section captioned “Special Factors—Interests of EngageSmart’s Directors and Executive Officers in the Merger” and will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the Transaction (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Contacts

Investors

Josh Schmidt

EngageSmart, Inc.

IR@engagesmart.com

Media

EngageSmart:

Sharon Stern / Ed Trissel

Joele Frank, Wilkinson Brimmer Katcher

ESMT-JF@joelefrank.com

Vista Equity Partners:

Brian Steel

media@vistaequitypartners.com

(212) 804-9170

General Atlantic:

Emily Japlon

media@generalatlantic.com